                                                                    Exhibit 99.2

                         Pro Forma Financial Statements

        The following pro forma financial statements of HemaSure, Inc. present the pro forma balance sheet as of March 31, 1996 and the pro forma statements of operations for the year ended December 31, 1995 and the three months ended March 31, 1996, giving effect to the acquisition of the Blood Plasma Product Business of Novo-Nordisk ("Blood Plasma Business Acquisition").

        The pro forma information is based on historical financial statements modified for the effects of the acquisition. The pro forma balance sheet represents the financial position of HemaSure, Inc. at March 31, 1996 adjusted to reflect the acquisition of certain assets and assumption of certain liabilities of the Blood Plasma Business as if the Blood Plasma Business Acquisition had occurred at March 31, 1996. The pro forma financial information for the year ended December 31, 1995 and the three months ended March 31, 1996 represents the combination of the results of operations of the Company for the year ended December 31, 1995 and the three months ended March 31, 1996 with the corresponding results of operations for the Blood Plasma Business.
The information has been prepared in accordance with the rules and regulations of the Securities and Exchange Commission and is provided for comparative purposes only. The pro forma financial statements should be read in conjunction with the notes thereto and the historical financial statements of the Company and the Blood Plasma Business of Novo-Nordisk A/S and the related notes thereto included elsewhere herein. The pro forma information does not purport to be indicative of the results that actually would have occurred had the Blood Plasma Business Acquisition been effected on such date, nor do they project the Company's results of operations for any future periods.



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                              HemaSure, Inc.

                                        Pro Forma Balance Sheet
                                         As of March 31, 1996
                               (In thousands, except per share amounts)

                                                      Hemasure       Pro forma        Pro forma
                                                     Historical   Adjustments(1)        Results
                                                     ----------   --------------      ---------

CURRENT ASSETS:
Cash and cash equivalents                              $14,467        $                 $14,467
Marketable securities                                   30,557                           30,557
Accounts receivable                                         55                               55
Inventories                                                737         14,219            14,956
Prepaid expenses                                           260                              260
                                                       -------        -------           -------
     Total current assets                               46,076         14,219            60,295
                                                       -------        -------           -------
Property and equipment, net                              1,725          9,036            10,761
Other assets                                                99                               99
                                                       -------        -------           -------
      Total assets                                     $47,900        $23,255           $71,155
                                                       =======        =======           =======

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable                                        $1,136        $   847           $ 1,983
Payable to related parties                                  30                               30
Accrued expenses                                           784                              784
Current portion of capital lease obligation                123                              123
                                                       -------        -------           -------
      Total current liabilities                          2,073            847             2,920
                                                       -------        -------           -------
Capital lease obligation                                   263                              263
Notes payable to Novo-Nordisk A/S                                      23,129            23,129
Commitments and contingencies
                                                       -------        -------           -------
      Total  liabilities                                 2,336         23,976            26,312
                                                       -------        -------           -------

STOCKHOLDERS' EQUITY:

  Preferred stock
  Common stock                                              81                               81
  Additional paid-in capital                            60,425                           60,425
  Unrealized holding loss of available for sale
     marketable securities                                 (11)                             (11)

  Unearned compensation                                   (546)                            (546)
  Accumulated deficit                                  (14,385)          (721)(2)       (15,106)
                                                       -------        -------           -------
      Total stockholders' equity                        45,564           (721)           44,843
                                                       -------        -------           -------
      Total liabilities and stockholders' equity       $47,900        $23,255           $71,155
                                                       =======        =======           =======

(1) Pro forma adjustment amounts are based on the acquisition closing amounts as of
    April 30, 1996.

(2) This transaction is accounted for as a purchase of the Blood Plasma Business by HemaSure,
    Inc. The excess of the aggregate purchase price over the net book value of the Blood Plasma
    Business has been allocated (based upon preliminary management estimates) to write off
    $721,000, upon the closing of the transaction, for the purchase of in-process research and development representing the Blood Plasma Business' ongoing research and development projects which have not yet resulted in commercially viable product.


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                            HemaSure, Inc.

                                  Pro Forma Statement of Operations
                                 For the year ended December 31, 1995
                               (In thousands, except per share amounts)

                                                                Blood Plasma
                                                  Hemasure        Business      Pro forma   Pro forma
                                                 Historical      Historical    Adjustments   Results
                                                 ----------     ------------   -----------  ---------
Revenues:
  Product sales                                    $    20        $ 15,497                   $ 15,517
  Product sales to related parties                     514                                        514
  Collaborative research and
      development                                      300                                        300
                                                   -------        --------          --       --------
Total revenues:                                        834          15,497           0         16,331
                                                   -------        --------          --       --------

Cost and expenses:
  Cost of products sold                                662          20,105                     20,767
  Cost of products sold to related parties             411                                        411
  Cost of collaborative research and
      development                                      283                                        283
  Research and development                           4,061           1,361                      5,422
  Selling, general and administrative                3,881           4,138                      8,019
                                                   -------        --------          --       --------
Total costs and expenses                             9,298          25,604           0         34,902
                                                   -------        --------          --       --------
Loss from operations                                (8,464)        (10,107)          0        (18,571)
                                                   -------        --------          --       --------
Interest income (net)                                1,014                                      1,014
                                                   -------        --------          --       --------
Net loss                                          ($ 7,450)      ($ 10,107)         $0      ($ 17,557)
                                                   =======        ========          ==       ========

Net loss per share                                ($  1.20)                                 ($   2.83)
Weighted average number of common and
  common equivalent shares outstanding               6,205                                      6,205


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
                             HemaSure, Inc.

                                  Pro Forma Statement of Operations
                              For the three month period ended March 31, 1996
                                (In thousands, except per share amounts)

                                                                Blood Plasma
                                                  Hemasure        Business      Pro forma    Pro forma
                                                 Historical      Historical    Adjustments    Results
                                                 ----------     ------------   -----------   ---------

Revenues:
  Product sales                                  $    22          $2,718                      $2,740
  Product sales to related parties                    14                                          14
  Collaborative research and
      development                                     46                                          46
                                                 -------         -------           --        -------
Total revenues:                                       82           2,718            0          2,800
                                                 -------         -------           --        -------

Cost and expenses:
  Cost of products sold                              390           2,475                       2,865
  Cost of products sold to related parties            13                                          13
  Cost of collaborative research and
  Research and development                         1,577             562                       2,139
  Selling, general and administrative              1,216           2,259                       3,475
                                                 -------         -------           --        -------
Total costs and expenses                           3,196           5,296            0          8,492
                                                 -------         -------           --        -------
Loss from operations                              (3,114)        ($2,578)           0        ($5,692)
                                                 -------         -------           --        -------
Interest income (net)                                584                                         584
                                                 -------         -------           --        -------
Net loss                                        ($ 2,530)        ($2,578)          $0        ($5,108)
                                                 =======         =======           ==        =======

Net loss per share                              ($  0.31)                                    ($  .64)
Weighted average number of common and
  common equivalent shares outstanding             8,041                                       8,041

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